UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 14, 2015

Momenta Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number,
including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

The information reported in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.02. Results of Operations & Financial Condition.

On February 17, 2015, Momenta Pharmaceuticals, Inc. (“Momenta”) announced its financial results for the year ended December 31, 2014.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

On February 16, 2015, Baxter International, Inc., on behalf of it and certain of its affiliates (collectively, “Baxter”), notified Momenta that it was terminating in part the Development, License and Option Agreement dated December 22, 2011 between Momenta and Baxter (the “Collaboration Agreement”) as it relates specifically to M834, a product candidate being developed as a biosimilar of an originator biologic indicated for certain autoimmune and inflammatory diseases.  The Collaboration Agreement remains in effect and unchanged with respect to M923, a product candidate being developed as a biosimilar of HUMIRA® (adalimumab).

Momenta retains all worldwide development and commercialization rights for M834.  Pursuant to the terms of the Collaboration Agreement, Baxter has granted to Momenta a license, that survives the termination-in-part for M834, under, as applicable, the Baxter Intellectual Property and the Collaboration Intellectual Property (as these terms are defined in the Collaboration Agreement) to develop and commercialize M834 either independently or with a third-party.

Also, on February 14, 2015, Baxter’s right to select three additional originator biologics to target for biosimilar development under the Collaboration Agreement expired without being exercised.

Momenta remains eligible to receive from Baxter, in aggregate, up to $50 million in milestone payments under the Collaboration Agreement, consisting of potential regulatory milestone payments relating to M923.

The foregoing description of the Collaboration Agreement does not purport to be complete and is qualified in its entirety by reference to the full agreement, which was filed as Exhibit 10.21 to Momenta’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2012.

Item 9.01.  Financial Statements and Exhibits

(d)         Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1.  Press Release issued by Momenta Pharmaceuticals, Inc. on February 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: February 17, 2015	By:	/s/ Richard P. Shea
Richard P. Shea Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Momenta Pharmaceuticals, Inc. on February 17, 2015.